UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 7, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2019, Ironwood Pharmaceuticals, Inc. (“Ironwood”) issued a press release containing an update on its recent business activities as well as those for the quarter ended December 31, 2018. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 7, 2019, following further analysis of Ironwood’s strategy and core business needs, and in an effort to further strengthen the operational efficiency of its organization, Ironwood commenced a reduction in its workforce by 35 employees, primarily based in the home office.  Ironwood’s field-based sales force and employees expected to go to Cyclerion Therapeutics, Inc. are excluded from the workforce reduction.  Ironwood expects to substantially complete the reduction in its workforce during the first quarter of 2019.

Ironwood estimates that, in connection with this reduction in its workforce, it will incur substantially all aggregate charges in the first quarter of 2019 of approximately $3 million to approximately $4 million for one-time employee severance and benefit costs.  Of these charges, approximately 85% are expected to result in cash expenditures.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about Ironwood's expectations regarding the timing and financial impact to be incurred in connection with the workforce reduction, as well as the timing of the completion of all impacts of the workforce reduction. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the difficulty of predicting the financial impact or timing of the reduction, including the risk that the actual financial could vary materially from the outcomes anticipated; and the risks listed under the heading “Risk Factors” and elsewhere in Ironwood's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and in Ironwood's subsequent SEC filings. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Ironwood undertakes no obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Ironwood Pharmaceuticals, Inc. Press Release dated February 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: February 13, 2019	By:	/s/ Gina Consylman
		Name:	Gina Consylman
		Title:	Senior Vice President, Chief Financial Officer